UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-07816

Registrant Name:	PCM Fund Inc.

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2015

Item 1. Schedule of Investments

Schedule of Investments

PIMCO PCM Fund, Inc.

September 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 174.0%
BANK LOAN OBLIGATIONS 5.2%
Cactus Wellhead LLC	$495	$393
7.000% due 07/31/2020
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	2,274	2,271
Getty Images, Inc.
4.750% due 10/18/2019	381	250
iHeartCommunications, Inc.
6.944% due 01/30/2019	3,000	2,497
Sequa Corp.
5.250% due 06/19/2017	832	708

Total Bank Loan Obligations (Cost $6,849)		6,119

CORPORATE BONDS & NOTES 30.1%
BANKING & FINANCE 12.5%
American International Group, Inc.
8.175% due 05/15/2068 (f)	600	795
Blackstone CQP Holdco LP
9.296% due 03/19/2019	3,750	3,428
Cantor Fitzgerald LP
7.875% due 10/15/2019 (f)	1,000	1,101
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (f)	600	516
Exeter Finance Corp.
9.750% due 05/20/2019	800	802
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (f)	500	538
Jefferies Finance LLC
7.500% due 04/15/2021 (f)	687	645
Jefferies LoanCore LLC
6.875% due 06/01/2020 (f)	800	768
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (d)	1,463	1,322
Navient Corp.
5.500% due 01/15/2019 (f)	1,000	932
8.450% due 06/15/2018 (f)	850	876
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (f)	687	699
Springleaf Finance Corp.
6.500% due 09/15/2017 (f)	455	473
6.900% due 12/15/2017 (f)	1,200	1,257
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (c)	3,515	729

		14,881

INDUSTRIALS 14.6%
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)	155	154
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(f)	1,089	777
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(f)	3,143	2,593
9.000% due 02/15/2020 ^	182	151
California Resources Corp.
6.000% due 11/15/2024 (f)	748	452
Chesapeake Energy Corp.
3.539% due 04/15/2019	20	14
CVS Pass-Through Trust
5.880% due 01/10/2028 (f)	1,422	1,639
7.507% due 01/10/2032 (f)	873	1,082
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (f)	1,900	1,230
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^	285	20
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	1,700	1,538
Rockies Express Pipeline LLC
6.875% due 04/15/2040	252	234
Scientific Games International, Inc.
10.000% due 12/01/2022 (f)	650	569
Sequa Corp.
7.000% due 12/15/2017 (f)	1,140	593

Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (f)	2,290	2,344
UAL Pass-Through Trust
6.636% due 01/02/2024 (f)	618	659
9.750% due 07/15/2018	394	429
10.400% due 05/01/2018	251	269
UCP, Inc.
8.500% due 10/21/2017	1,300	1,307
Warren Resources, Inc.
9.000% due 08/01/2022 (f)	1,000	225
Westmoreland Coal Co.
8.750% due 01/01/2022 (f)	1,264	1,040

		17,319

UTILITIES 3.0%
Frontier Communications Corp.
8.875% due 09/15/2020	90	88
10.500% due 09/15/2022	150	146
11.000% due 09/15/2025	150	146
Illinois Power Generating Co.
6.300% due 04/01/2020 (f)	1,515	1,280
7.950% due 06/01/2032 (f)	1,024	886
Sprint Corp.
7.125% due 06/15/2024 (f)	1,246	962

		3,508

Total Corporate Bonds & Notes (Cost $38,875)		35,708

MUNICIPAL BONDS & NOTES 1.1%
ARKANSAS 0.5%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	545	523

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	860	752

Total Municipal Bonds & Notes (Cost $1,350)		1,275

U.S. GOVERNMENT AGENCIES 1.9%
Freddie Mac
0.805% due 01/25/2021 (a)	2,934	74
0.872% due 10/25/2020 (a)(f)	8,947	281
3.615% due 06/25/2041 (a)(f)	10,500	1,890

Total U.S. Government Agencies (Cost $1,992)		2,245

MORTGAGE-BACKED SECURITIES 78.0%
Adjustable Rate Mortgage Trust
2.785% due 01/25/2036 ^	308	266
Banc of America Alternative Loan Trust
6.577% due 04/25/2037 ^(f)	422	330
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047 (f)	1,978	2,018
Banc of America Funding Trust
2.614% due 12/20/2034	631	569
5.730% due 03/20/2036	192	173
5.806% due 03/25/2037 ^	195	175
7.000% due 10/25/2037 ^	866	548
Banc of America Mortgage Trust
2.628% due 11/25/2034	416	417
2.745% due 06/20/2031	530	546
2.981% due 06/25/2035	301	292
BCAP LLC Trust
0.403% due 07/26/2036	87	66
3.459% due 03/26/2036	9	9
BCRR Trust
5.858% due 07/17/2040	1,000	1,057
Bear Stearns Adjustable Rate Mortgage Trust
2.534% due 05/25/2034	227	220
Bear Stearns ALT-A Trust
0.364% due 04/25/2037	1,300	954
2.494% due 08/25/2036 ^	1,038	881
2.548% due 05/25/2036	62	45
2.709% due 11/25/2036	1,119	814
2.764% due 01/25/2047	80	60
2.838% due 08/25/2036 ^	458	345
3.431% due 05/25/2036 ^	432	329
3.610% due 09/25/2034	246	244
3.948% due 07/25/2035 ^	196	162

Bear Stearns Commercial Mortgage Securities Trust
5.895% due 06/11/2040 (f)	2,000	2,114
6.931% due 05/11/2039 (f)	679	695
BRAD Resecuritization Trust
2.178% due 03/12/2021	2,569	193
6.550% due 03/12/2021	480	478
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	744	646
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	370	332
Citigroup Commercial Mortgage Trust
0.686% due 05/15/2043 (a)	3,531	0
5.899% due 12/10/2049 (f)	2,500	2,642
Citigroup Mortgage Loan Trust, Inc.
2.547% due 10/25/2035	240	194
2.678% due 11/25/2036 ^	270	241
2.755% due 08/25/2035 ^	213	198
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.690% due 09/25/2035 ^	352	307
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	77	79
COBALT Commercial Mortgage Trust
5.223% due 08/15/2048 (f)	1,562	1,607
Commercial Mortgage Trust
6.188% due 07/10/2046 (f)	690	759
6.586% due 07/16/2034	637	660
7.160% due 07/16/2034 (f)	1,500	1,563
Countrywide Alternative Loan Trust
0.474% due 02/25/2037 (f)	437	351
0.484% due 02/25/2036 ^	1,271	1,168
1.199% due 12/25/2035 (f)	2,923	2,434
6.000% due 11/25/2035 ^	229	118
6.000% due 04/25/2036 ^(f)	5,095	4,325
6.000% due 05/25/2037 ^	863	706
Countrywide Home Loan Mortgage Pass-Through Trust
0.514% due 03/25/2035	304	240
2.557% due 09/20/2036 ^	215	193
2.593% due 02/20/2036 ^	23	22
2.674% due 09/25/2047 ^	872	785
6.000% due 05/25/2037 ^	519	476
Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	101	107
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036	362	272
6.500% due 05/25/2036 ^	240	157
FFCA Secured Franchise Loan Trust
0.966% due 09/18/2027 (a)	2,310	65
First Horizon Alternative Mortgage Securities Trust
2.260% due 08/25/2035 ^	160	43
First Horizon Mortgage Pass-Through Trust
2.615% due 04/25/2035	168	168
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)	14,399	49
GS Mortgage Securities Trust
1.613% due 08/10/2043 (a)	14,821	852
2.714% due 05/10/2045 (a)	6,159	589
6.224% due 08/10/2043 (f)	1,670	1,811
GSR Mortgage Loan Trust
2.607% due 03/25/2047 (f)	1,975	1,716
HarborView Mortgage Loan Trust
0.466% due 01/19/2036	1,078	737
4.358% due 06/19/2036 ^	464	322
IndyMac Mortgage Loan Trust
0.994% due 11/25/2034	178	162
2.795% due 05/25/2036	266	193
2.930% due 06/25/2037	699	663
JPMorgan Alternative Loan Trust
6.500% due 03/25/2036	1,861	1,636
JPMorgan Chase Commercial Mortgage Securities Corp.
1.591% due 03/12/2039 (a)	692	9
JPMorgan Chase Commercial Mortgage Securities Trust
0.583% due 02/15/2046 (a)	61,000	1,644
5.794% due 02/12/2051 (f)	1,072	1,136
5.883% due 02/12/2049 (f)	1,392	1,461
6.136% due 02/15/2051	60	60
6.450% due 05/12/2034 (f)	3,044	3,135
JPMorgan Commercial Mortgage-Backed Securities Trust
5.703% due 03/18/2051 (f)	4,100	4,344
JPMorgan Mortgage Trust
2.727% due 07/25/2035	173	174
LB Commercial Mortgage Trust
5.600% due 10/15/2035	341	351
6.096% due 07/15/2044 (f)	933	988
LB-UBS Commercial Mortgage Trust
5.347% due 11/15/2038 (f)	1,278	1,318

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	613	597
6.000% due 05/25/2037 ^	665	650
6.013% due 04/25/2036	305	275
Luminent Mortgage Trust
0.364% due 12/25/2036	1,080	873
MASTR Adjustable Rate Mortgages Trust
2.611% due 11/25/2035 ^	802	624
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	836	812
Merrill Lynch Mortgage Investors Trust
0.614% due 07/25/2030	366	337
0.854% due 11/25/2029	188	182
2.714% due 11/25/2035	326	326
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051 (f)	1,500	1,567
5.700% due 09/12/2049 (f)	2,300	2,435
Morgan Stanley Capital Trust
0.422% due 11/12/2049 (a)	60,267	219
5.447% due 02/12/2044 (f)	2,000	2,079
5.692% due 04/15/2049	315	329
5.809% due 12/12/2049 (f)	521	554
Morgan Stanley Capital, Inc.
6.010% due 11/15/2030 (f)	1,993	2,056
Morgan Stanley Mortgage Loan Trust
2.619% due 01/25/2035 ^	376	178
6.000% due 08/25/2037 ^	417	389
Morgan Stanley Resecuritization Trust
5.377% due 03/26/2037	5,815	4,523
Regal Trust
2.180% due 09/29/2031	266	247
Residential Accredit Loans, Inc. Trust
3.767% due 01/25/2036 ^	594	484
6.000% due 08/25/2035 ^	392	363
6.500% due 09/25/2037 ^	413	320
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	316	229
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	461	424
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (f)	1,000	1,027
5.336% due 05/16/2047 (f)	1,000	1,033
6.068% due 02/17/2051	2,744	2,777
Structured Adjustable Rate Mortgage Loan Trust
4.416% due 11/25/2036 ^	288	266
4.541% due 04/25/2036 ^	615	463
4.872% due 01/25/2036 ^(f)	507	394
5.070% due 09/25/2036 ^	411	371
Structured Asset Mortgage Investments Trust
0.404% due 08/25/2036	1,258	989
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035	89	91
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	217	164
TIAA CMBS Trust
5.770% due 06/19/2033 (f)	31	31
Wachovia Bank Commercial Mortgage Trust
1.124% due 10/15/2041 (a)	4,879	5
5.509% due 04/15/2047 (f)	1,000	1,022
WaMu Commercial Mortgage Securities Trust
5.882% due 03/23/2045 (f)	1,000	1,016
WaMu Mortgage Pass-Through Certificates Trust
0.684% due 06/25/2044	747	650
2.290% due 12/25/2036 ^(f)	624	566
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(f)	2,162	1,615
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	58	59
Wells Fargo-RBS Commercial Mortgage Trust
1.217% due 02/15/2044 (a)(f)	27,786	686

Total Mortgage-Backed Securities (Cost $79,903)		92,505

ASSET-BACKED SECURITIES 49.5%
Asset-Backed Securities Corp. Home Equity Loan Trust
1.289% due 02/25/2035	56	46
1.919% due 12/25/2034	2,688	2,402
3.466% due 06/21/2029	156	146
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028	430	516
Bayview Financial Acquisition Trust
0.474% due 12/28/2036	253	245
Bear Stearns Asset-Backed Securities Trust
0.574% due 06/25/2036	34	34
2.927% due 07/25/2036	443	421
5.500% due 12/25/2035	99	85

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,201	666
Centex Home Equity Loan Trust
0.694% due 01/25/2035	1,679	1,391
Citigroup Mortgage Loan Trust, Inc.
0.354% due 12/25/2036 (f)	1,993	1,318
0.454% due 03/25/2037 (f)	5,855	4,555
0.649% due 11/25/2045 (f)	5,300	4,812
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	404	308
9.163% due 03/01/2033	970	870
Countrywide Asset-Backed Certificates
0.324% due 12/25/2036 ^(f)	1,782	1,582
0.334% due 05/25/2047 (f)	3,947	3,095
0.334% due 06/25/2047 ^(f)	4,373	3,428
0.434% due 05/25/2036	7,868	4,215
1.844% due 06/25/2035	4,000	3,066
EMC Mortgage Loan Trust
1.494% due 02/25/2041	407	398
Fremont Home Loan Trust
0.374% due 04/25/2036 (f)	1,878	1,648
GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029	169	157
GSAMP Trust
1.994% due 06/25/2035	2,200	1,814
HSI Asset Securitization Corp. Trust
0.304% due 04/25/2037	2,487	1,454
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.434% due 04/25/2037 (f)	6,168	3,857
Keystone Owner Trust
9.000% due 01/25/2029	56	30
Lehman XS Trust
5.420% due 11/25/2035 ^(f)	388	393
Morgan Stanley ABS Capital, Inc. Trust
0.974% due 12/25/2034	266	224
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^	4,440	2,891
Residential Asset Mortgage Products Trust
0.934% due 09/25/2032	55	50
1.289% due 12/25/2033	873	809
Residential Asset Securities Corp. Trust
0.654% due 06/25/2031	1,985	1,855
0.884% due 08/25/2035 (f)	4,350	3,257
Securitized Asset-Backed Receivables LLC Trust
0.644% due 10/25/2035 (f)	5,500	4,233
Southern Pacific Secured Asset Corp.
0.534% due 07/25/2029	35	32
Structured Asset Investment Loan Trust
1.919% due 10/25/2034	1,986	1,671
4.694% due 10/25/2033	68	29
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	636	657
UPS Capital Business Credit
5.957% due 04/15/2026	1,856	44

Total Asset-Backed Securities (Cost $58,625)		58,704

	SHARES
COMMON STOCKS 0.1%
ENERGY 0.1%
SemGroup Corp. ‘A’	2,654	115

Total Common Stocks (Cost $74)		115

WARRANTS 0.0%
INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	1,239	0

Total Warrants (Cost $12)		0

SHORT-TERM INSTRUMENTS 8.1%
REPURCHASE AGREEMENTS (e) 0.1%		100

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 6.6%
Fannie Mae
0.228% due 01/14/2016	$900	900
0.264% due 02/10/2016	1,200	1,199
Federal Home Loan Bank
0.081% due 11/13/2015	200	200
0.122% due 10/07/2015	100	100
0.137% due 01/19/2016	1,000	1,000
0.193% due 02/08/2016	100	100
0.213% due 11/20/2015 - 01/27/2016	1,600	1,600
0.244% due 01/25/2016 - 01/26/2016	2,600	2,598
0.294% due 02/19/2016	100	100

		7,797

U.S. TREASURY BILLS 1.4%
0.129% due 01/21/2016 (i)	1,703	1,703

Total Short-Term Instruments (Cost $9,597)		9,600

Total Investments in Securities (Cost $197,277)		206,271

Total Investments 174.0% (Cost $197,277)		$206,271
Financial Derivative Instruments (g)(h) (1.4%) (Cost or Premiums, net $(1,695))		(1,642)
Other Assets and Liabilities, net (72.6%)		(86,111)

Net Assets 100.0%		$118,518

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Payment in-kind bond security.

(c)	Zero coupon bond.

(d)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$1,439	$1,322	1.12%

Borrowings and Other Financing Transactions

(e)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.280%	09/30/2015	10/01/2015	$100	U.S. Treasury Notes 2.125% due 12/31/2021	$(102)	$100	$100

Total Repurchase Agreements						$(102)	$100	$100

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.250%	05/06/2015	05/05/2017	$(2,176)	$(2,178)
	1.147	07/30/2015	10/30/2015	(201)	(201)
	1.297	07/30/2015	10/30/2015	(1,418)	(1,421)
	1.384	07/07/2015	10/07/2015	(582)	(584)
	1.631	06/26/2015	10/01/2015	(4,310)	(4,329)
	1.634	07/02/2015	10/02/2015	(2,364)	(2,374)
	1.682	09/11/2015	12/11/2015	(1,427)	(1,428)
	2.134	10/01/2015	04/01/2016	(2,022)	(2,022)
	2.176	10/01/2015	10/03/2016	(2,258)	(2,258)
BOS	2.198	07/06/2015	01/06/2016	(1,845)	(1,855)
BRC	(0.375)	07/13/2015	07/10/2017	(589)	(590)
DEU	0.950	07/02/2015	10/02/2015	(2,053)	(2,058)
	0.950	07/08/2015	10/08/2015	(2,144)	(2,149)
	0.950	07/28/2015	10/28/2015	(1,386)	(1,388)
	0.950	08/04/2015	11/04/2015	(1,622)	(1,625)
	0.950	08/11/2015	11/12/2015	(445)	(446)
	0.950	08/28/2015	11/30/2015	(2,471)	(2,473)
	1.000	10/02/2015	01/04/2016	(2,019)	(2,019)
JPS	1.083	09/11/2015	12/11/2015	(1,902)	(1,903)
	1.163	07/14/2015	01/14/2016	(1,470)	(1,474)
	1.254	08/07/2015	02/08/2016	(1,904)	(1,908)
	1.833	09/11/2015	12/11/2015	(2,193)	(2,195)
MSC	1.150	07/16/2015	10/16/2015	(3,716)	(3,725)
RBC	0.860	05/13/2015	11/13/2015	(260)	(261)
	0.870	06/01/2015	12/01/2015	(628)	(630)
RDR	0.450	09/08/2015	10/08/2015	(771)	(771)
	0.500	08/03/2015	11/03/2015	(521)	(521)
	0.650	08/28/2015	11/30/2015	(1,095)	(1,096)
	1.110	05/06/2015	11/06/2015	(2,260)	(2,270)
	1.116	05/21/2015	11/23/2015	(1,234)	(1,239)
	1.170	08/03/2015	02/03/2016	(921)	(923)
	1.310	08/10/2015	11/10/2015	(876)	(878)
	1.410	04/14/2015	10/14/2015	(810)	(815)
	1.470	08/03/2015	02/03/2016	(877)	(879)
RTA	1.364	05/11/2015	11/12/2015	(6,175)	(6,208)
	1.616	03/24/2015	03/24/2016	(1,104)	(1,113)
	1.628	04/14/2015	04/15/2016	(2,709)	(2,730)
	1.732	07/27/2015	07/26/2016	(3,254)	(3,264)
SAL	1.070	08/19/2015	11/19/2015	(1,828)	(1,830)
	1.156	05/01/2015	11/02/2015	(2,310)	(2,321)
	1.163	05/13/2015	11/13/2015	(2,459)	(2,470)
	1.195	07/07/2015	01/07/2016	(4,554)	(4,567)
	1.254	07/14/2015	01/14/2016	(1,414)	(1,418)
SOG	0.750	07/29/2015	10/29/2015	(1,100)	(1,102)
	0.750	09/03/2015	10/14/2015	(361)	(361)
	0.780	07/14/2015	10/14/2015	(1,173)	(1,175)
	0.780	07/17/2015	10/19/2015	(894)	(896)
	0.790	08/27/2015	11/30/2015	(888)	(889)
	0.820	08/24/2015	11/24/2015	(836)	(837)
UBS	0.900	07/20/2015	10/20/2015	(1,022)	(1,024)
	0.950	08/03/2015	11/03/2015	(384)	(385)
	1.601	08/05/2015	11/05/2015	(2,274)	(2,280)
	1.683	08/20/2015	11/20/2015	(2,449)	(2,454)
	1.733	08/20/2015	11/20/2015	(3,597)	(3,604)

Total Reverse Repurchase Agreements					$(93,814)

(2)	As of September 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended September 30, 2015 was $87,269 at a weighted average interest rate of 1.215%.

(f)	Securities with an aggregate market value of $114,311 and cash of $100 have been pledged as collateral under the terms of master agreements as of September 30, 2015.

(g)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	06/17/2020	$3,500	$167	$72	$0	$(2)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	4,200	(168)	(386)	13	0

					$(1)	$(314)	$13	$(2)

Total Swap Agreements					$(1)	$(314)	$13	$(2)

Cash of $436 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2015.

(h)	Financial Derivative Instruments: Over the Counter

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,585	$(1,310)	$28	$0	$(1,282)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	1,986	(385)	14	0	(371)

					$(1,695)	$42	$0	$(1,653)

Total Swap Agreements					$(1,695)	$42	$0	$(1,653)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)	Securities with an aggregate market value of $1,703 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,726	$393	$6,119
Corporate Bonds & Notes
Banking & Finance	0	9,329	5,552	14,881
Industrials	0	15,563	1,756	17,319
Utilities	0	3,508	0	3,508
Municipal Bonds & Notes
Arkansas	0	523	0	523
West Virginia	0	752	0	752
U.S. Government Agencies	0	2,245	0	2,245
Mortgage-Backed Securities	0	91,769	736	92,505
Asset-Backed Securities	0	58,630	74	58,704
Common Stocks
Energy	115	0	0	115
Short-Term Instruments
Repurchase Agreements	0	100	0	100
Short-Term Notes	0	7,797	0	7,797
U.S. Treasury Bills	0	1,703	0	1,703

Total Investments	$115	$197,645	$8,511	$206,271

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$13	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2)	0	(2)
Over the counter	0	(1,653)	0	(1,653)

	$0	$(1,655)	$0	$(1,655)

Totals	$115	$196,003	$8,511	$204,629

There were no significant transfers between Levels 1 and 2 during the period ended September 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2015:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$424	$0	$(2)	$1	$0	$(30)	$0	$0	$393	$(30)
Corporate Bonds & Notes
Banking & Finance	6,039	0	(10)	0	0	(477)	0	0	5,552	(478)
Industrials	1,825	0	(80)	0	0	11	0	0	1,756	18
Mortgage-Backed Securities	672	0	(9)	0	1	7	65	0	736	8
Asset-Backed Securities	75	0	0	1	0	(2)	0	0	74	(27)
Warrants
Industrials	12	0	0	0	0	(12)	0	0	0	(12)

Totals	$9,047	$0	$(101)	$2	$1	$(503)	$65	$0	$8,511	$(521)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$393	Third Party Vendor	Broker Quote	79.50
Corporate Bonds & Notes
Banking & Finance	5,552	Proxy Pricing	Base Price	100.00 - 103.38
Industrials	1,327	Proxy Pricing	Base Price	7.00 - 100.00
	429	Third Party Vendor	Broker Quote	108.88
Mortgage-Backed Securities	65	Other Valuation Techniques (2)	—	—
	671	Proxy Pricing	Base Price	7.50 - 99.25
Asset-Backed Securities	74	Proxy Pricing	Base Price	2.39 - 54.97

Total	$8,511

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures (which are discussed below), are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when you cannot purchase, redeem or exchange shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Manager’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$197,277	$17,345	$(8,351)	$8,994

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPS	JPMorgan Securities, Inc.	RTA	Bank of New York Mellon Corp.
BOS	Banc of America Securities LLC	MSC	Morgan Stanley & Co., Inc.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	RDR	RBC Capital Markets	UBS	UBS Securities LLC
GST	Goldman Sachs International

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Other Abbreviations:
ABS	Asset-Backed Security	CMBS	Collateralized Mortgage-Backed Security	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PCM Fund Inc.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 24, 2015

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 24, 2015

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 24, 2015